Exhibit  32.2

CERTIFICATION  PURSUANT  TO
SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002
(18  U.S.C.  SECTION  1350)

In connection with this quarterly filing of DNAPrint genomics, Inc., a Utah corporation (the "Company"), on Form 10QSB Amendment 1 for the quarter ending September 30, 2005, as filed with the Securities and Exchange Commission (the "Report"), I, Monica Tamborini, Chief Financial Officer of the Company, certify, pursuant to 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/Monica  Tamborini
--------------------
Monica  Tamborini
Chief  Financial  Officer
November  14,  2005